UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21549
                                                    -----------

                         Energy Income and Growth Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                  Date of reporting period: November 30, 2013
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 2013

                                  FIRST TRUST
                                     ENERGY
                               INCOME AND GROWTH
                                      FUND
                                     (FEN)

                                      EIP
                          Energy Income Partners, LLC
                          ---------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2013

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  5
Statement of Assets and Liabilities..........................................  9
Statement of Operations...................................................... 10
Statements of Changes in Net Assets.......................................... 11
Statement of Cash Flows...................................................... 12
Financial Highlights......................................................... 13
Notes to Financial Statements................................................ 14
Report of Independent Registered Public Accounting Firm...................... 21
Additional Information....................................................... 22
Board of Trustees and Officers............................................... 27
Privacy Policy............................................................... 29


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Energy Income and Growth Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               NOVEMBER 30, 2013


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Energy Income and Growth Fund (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the twelve months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 30.30% during the twelve months ended November 30, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. Your advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
"AT A GLANCE"
AS OF NOVEMBER 30, 2013 (UNAUDITED)

----------------------------------------------------------------------
FUND STATISTICS
----------------------------------------------------------------------
Symbol on NYSE MKT                                                FEN
Common Share Price                                             $32.38
Common Share Net Asset Value ("NAV")                           $32.93
Premium (Discount) to NAV                                       (1.67)%
Net Assets Applicable to Common Shares                   $637,311,124
Current Quarterly Distribution per Common Share (1)           $0.5250
Current Annualized Distribution per Common Share              $2.1000
Current Distribution Rate on Closing Common Share Price (2)      6.49%
Current Distribution Rate on NAV (2)                             6.38%
----------------------------------------------------------------------

-----------------------------------------------------
   COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------------
           Common Share Price    NAV
11/12      $30.69                $29.12
            30.23                 28.60
            30.50                 28.21
            31.60                 28.91
12/12       30.52                 28.32
            31.98                 30.08
            32.66                 30.64
            33.06                 31.12
1/13        33.20                 30.83
            33.90                 31.50
            34.00                 31.36
            34.40                 31.64
2/13        34.70                 31.51
            34.80                 31.81
            34.68                 32.31
            33.79                 32.07
            34.90                 32.84
3/13        35.75                 33.43
            35.13                 32.71
            36.30                 33.31
            36.00                 33.33
4/13        35.58                 32.92
            34.15                 32.93
            34.20                 33.47
            34.51                 33.36
            34.50                 33.49
5/13        33.30                 32.27
            33.11                 32.50
            33.31                 32.43
            32.00                 31.70
6/13        33.98                 32.96
            33.27                 32.98
            34.12                 33.83
            34.33                 33.48
7/13        33.82                 33.08
            33.54                 32.66
            32.90                 32.72
            31.66                 32.08
            32.21                 32.37
8/13        32.29                 31.98
            31.70                 31.65
            31.19                 31.63
            31.21                 32.26
9/13        32.25                 32.35
            32.38                 32.38
            32.31                 32.36
            33.00                 32.85
10/13       32.97                 32.95
            33.25                 32.69
            32.35                 32.50
            33.12                 32.81
            32.42                 32.95
11/13       32.38                 32.94
-----------------------------------------------------

---------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------
                                                                               Average Annual Total Return
                                                                          -------------------------------------
                                                                                                  Inception
                                                  1 Year Ended          5 Years Ended            (6/24/2004)
                                                   11/30/2013            11/30/2013             to 11/30/2013
Fund Performance (3)
NAV                                                  20.41%               26.48%                   13.35%
Market Value                                         12.34%               26.58%                   12.61%

Index Performance
S&P 500 Index                                        30.30%               17.60%                    7.20%
Barclays Capital U.S. Credit Index
   of Corporate Bonds                                -1.85%                9.26%                    5.63%
Alerian MLP Total Return Index                       21.61%               28.12%                   16.51%
Wells Fargo Midstream MLP Total Return Index         26.14%               29.63%                   17.37%
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                                                % OF TOTAL
INDUSTRY CLASSIFICATION                        INVESTMENTS
------------------------------------------------------------
Midstream Oil                                       44.3%
Midstream Gas                                       31.4
Utility                                             11.9
Coal                                                 5.6
Propane                                              3.5
Marine                                               3.0
Other                                                0.3
------------------------------------------------------------
                                        Total      100.0%
                                                   ======

------------------------------------------------------------
                                                % OF TOTAL
TOP 10 HOLDINGS                                INVESTMENTS
------------------------------------------------------------
Magellan Midstream Partners, L.P.                    7.8%
Enterprise Products Partners, L.P.                   6.6
Plains All American Pipeline, L.P.                   5.3
Kinder Morgan Management, LLC                        5.0
Kinder Morgan Energy Partners, L.P.                  4.2
El Paso Pipeline Partners, L.P.                      3.8
Enbridge Energy Partners, L.P.                       3.6
Energy Transfer Equity, L.P.                         3.5
Alliance Resource Partners, L.P.                     3.4
ONEOK Partners, L.P.                                 3.2
------------------------------------------------------------
                                        Total       46.4%
                                                   ======


(1) Most recent distribution paid or declared through 11/30/2013. Subject to change in the future. The distribution was increased subsequent to 11/30/2013, see Note 9 - Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2013. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2013


                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"), located in Westport, CT, serves as the investment sub-advisor to the First Trust Energy Income and Growth Fund ("FEN" or the "Fund"). EIP was founded in 2003 and provides professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities and Canadian income equities. EIP mainly focuses on investments in energy related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $4.1 billion of assets as of November 30, 2013. Private funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also serves as an advisor to separately managed accounts for individuals and institutions and provides its model portfolio to unified managed accounts. EIP is a registered investment advisor and serves as a sub-advisor to two closed-end management investment companies in addition to the Fund and an actively managed exchange-traded fund.

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE - FOUNDER AND CEO OF ENERGY INCOME PARTNERS, LLC
EVA PAO - PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

                                   COMMENTARY

FIRST TRUST ENERGY INCOME AND GROWTH FUND

The investment objective of the Fund is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objective by investing in MLPs and other high-payout securities, which EIP believes offer opportunities for income and growth. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

CHANGE IN CERTAIN INVESTMENT STRATEGIES

On March 11, 2013, the Fund's Board of Trustees approved a change to certain of the Fund's investment strategies. The Fund's investment strategies are non-fundamental policies of the Fund and require 60 days' prior written notice to shareholders before they can be changed by the Board without receiving shareholder approval. Notice was provided to shareholders on March 29, 2013. As such, on or about May 29, 2013, the following Fund investment strategy became effective:

      o The Fund may enter into total return swaps, credit default swaps or other types of swaps, options, forwards, combinations thereof, and related derivatives for investment purposes or as a risk management tool.

MARKET RECAP

As measured by the Alerian MLP Total Return Index ("AMZX") and the Wells Fargo Midstream MLP Total Return Index ("WCHWMIDT") (AMZX and WCHWMIDT together as the "MLP Benchmarks"), the total return for energy-related MLPs over the fiscal year ended November 30, 2013, was 21.61% and 26.14%, respectively. For AMZX, this return reflects a positive 6.3% from income distribution, while the remaining return is due to share appreciation. For WCHWMIDT, this return reflects a positive 6.1% from income distribution, while the remaining return is due to share appreciation. These figures are according to data collected from several sources, including the AMZX, the WCHWMIDT, and Bloomberg.

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, the Fund provided a total return1 of 20.41%, including the reinvestment of dividends, for the fiscal year ended November 30, 2013. This compares, according to collected data, to a total return of 30.30% for the S&P 500 Index, -1.85% for the Barclays Capital U.S. Credit Index of Corporate Bonds, 21.61% for AMZX, and 26.14% for WCHWMIDT. However, unlike the Fund, the indices do not incur fees and expenses. On a market value basis, the Fund had a total return of 12.34%, including the reinvestment of dividends, for the fiscal year ended November 30, 2013. The Fund's premium over NAV was lowered to a discount over the course of the fiscal year. On November 30, 2013, the Fund's market value was $32.38, while the NAV was $32.93, a discount of 1.67%. On November 30, 2012, the Fund's market value was $30.69, while the NAV was $29.12, a premium of 5.39%.

(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2013

The Fund increased its dividend four times during the fiscal year. The Fund raised the distribution to $0.51 in January 2013, to $0.515 in April 2013, to $0.52 in July 2013, and to $0.525 in October 2013.

The underperformance of the Fund's NAV relative to the 23.88% average of the MLP Benchmarks was driven largely by the underperformance of the non-MLP portion of the portfolio. This portion of the portfolio included MLP parent and pipeline corporations which underperformed the average of the two MLP benchmarks. This underperformance was not due to macro or industry level factors but more generally due to specific circumstances affecting individual companies in the portfolio, many of which the Sub-Advisor believes are short term in nature. On April 30, 2013, the Fund completed a secondary offering of 2,800,000 shares at $34.55 per share. The net proceeds from this offering of approximately $92.7 million were used to invest in MLPs and other energy infrastructure companies that EIP believed offered attractive total return prospects. The Fund's closing NAV on November 30, 2013 was $32.93 per share.

Two important factors affecting the return of the Fund relative to the MLP Benchmarks are its accrual for taxes and its use of financial leverage through a line of credit. The Fund revised its committed facility agreement with BNP Paribas Prime Brokerage Inc. to a maximum commitment amount of $230,000,000. The Fund uses leverage because its managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and therefore the share price. For example, if the prices of securities held by the Fund decline, the changes in common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, if the prices of securities held by the Fund rise, leverage may enhance common share returns. However, unlike the Fund, AMZX and WCHWMIDT are not leveraged, nor are the returns net of an accrual for taxes. Leverage had a positive impact on the performance of the Fund over this reporting period.

MARKET AND FUND OUTLOOK

MLPs continue to play an integral role in the restructuring of more diversified energy conglomerates. This restructuring includes the creation of MLP subsidiaries that contain assets such as pipelines and storage terminals. It can also include the divestiture by some parent companies of most or all of their cyclical businesses, which leaves the parent company looking very similar to an old-fashioned pipeline utility company with a large holding in a MLP subsidiary. Diversified energy conglomerates are doing this so their regulated infrastructure assets that have predictable cash flows may be better valued by the market. This results in a better financing tool to raise capital for the new energy infrastructure projects related to the rapid growth of North American oil and gas production and the need to upgrade the power grid.

The MLP asset class has experienced 19 IPOs in 2013, as of November 30, 2013. There was also a healthy level of secondary financing activity for MLPs during the reporting period as the MLPs continued to fund their ongoing investments in new pipelines, processing and storage facilities. There have been 64 secondary equity offerings in 2013, as of November 30, 2013, which raised $18.9 billion in proceeds. In 2012, there were a total of 67 secondary equity offerings for MLPs that raised $25.0 billion. MLPs also raised $19.6 billion in 23 public debt offerings in 2013, as of November 30, 2013. This compares to $18.2 billion in 2012 (Source: Barclays Capital). The $43 billion raised in equity and debt offerings in 2012 represents approximately 11% of the roughly $389 billion MLP market cap.

The Fund continues to aim to be invested in MLPs and other energy infrastructure companies with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments, and liquidity on their revolving lines of credit. Non-cyclical cash flows are a good fit with a steady dividend obligation, which is meant to be most or all of the company's free cash flow.

While in the short term share appreciation can be volatile, we believe that over the longer term, share appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Over the last 10 years, growth in per share MLP distributions has averaged about 6.8%. Over the last 12 months, the cash distributions of MLPs increased by about 6.9% (Source: Alerian Capital Management).

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2013

 SHARES/
  UNITS                        DESCRIPTION                           VALUE
--------- -----------------------------------------------------  --------------
MASTER LIMITED PARTNERSHIPS - 106.6%

          GAS UTILITIES - 5.4%
  343,181 AmeriGas Partners, L.P. (a) .........................  $   14,832,283
  424,784 Suburban Propane Partners, L.P. (a) .................      19,493,338
                                                                 --------------
                                                                     34,325,621
                                                                 --------------

          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.7%
  165,700 Brookfield Renewable Energy Partners, L.P. (CAD) ....       4,488,114
                                                                 --------------

          OIL, GAS & CONSUMABLE FUELS - 100.5%
  223,650 Access Midstream Partners, L.P. (a) .................      12,562,420
  248,401 Alliance GP Holdings, L.P. (a) ......................      13,659,571
  449,972 Alliance Resource Partners, L.P. (a) ................      32,969,448
  182,662 Buckeye Partners, L.P. (a) ..........................      12,437,456
   14,674 Crestwood Equity Partners, L.P. (a) .................         225,686
    6,339 Crestwood Midstream Partners, L.P. (a) ..............         143,515
  877,850 El Paso Pipeline Partners, L.P. (a) .................      36,501,003
1,155,221 Enbridge Energy Partners, L.P. (a) ..................      34,760,600
  459,879 Energy Transfer Equity, L.P. (a) ....................      34,385,153
  527,544 Energy Transfer Partners, L.P. (a) ..................      28,571,783
1,011,653 Enterprise Products Partners, L.P. (a) ..............      63,703,789
  223,500 EQT Midstream Partners, L.P. (a) ....................      12,290,265
  604,448 Holly Energy Partners, L.P. (a) .....................      19,009,890
  497,571 Kinder Morgan Energy Partners, L.P. (a) .............      40,785,895
1,225,654 Magellan Midstream Partners, L.P. (a) ...............      76,162,140
  254,000 MPLX, L.P. (a) ......................................       9,682,480
  118,200 Natural Resource Partners, L.P. (a) .................       2,374,638
  153,560 NGL Energy Partners, L.P. (a) .......................       4,987,629
  125,646 NuStar Energy, L.P. (a) .............................       6,703,214
  206,405 NuStar GP Holdings, LLC (a) .........................       6,320,121
   68,000 Oiltanking Partners, L.P. (a) .......................       4,072,520
  585,740 ONEOK Partners, L.P. (a) ............................      31,372,234
   30,300 Phillips 66 Partners, L.P............................         998,082
  988,382 Plains All American Pipeline, L.P. (a) ..............      50,970,860
  219,465 PVR Partners, L.P. (a) ..............................       5,420,785
  567,084 Spectra Energy Partners, L.P. (a) ...................      25,496,097
  372,927 TC Pipelines, L.P. (a) ..............................      18,273,423
  716,909 Teekay LNG Partners, L.P. (a) .......................      29,464,960
  219,926 TransMontaigne Partners, L.P. (a) ...................       9,263,283
  326,155 Williams Partners, L.P. (a) .........................      16,761,105
                                                                 --------------
                                                                    640,330,045
                                                                 --------------
          TOTAL MASTER LIMITED PARTNERSHIPS ...................     679,143,780
          (Cost $337,083,452)                                    --------------

COMMON STOCKS - 45.7%

          ELECTRIC UTILITIES - 5.2%
  102,100 Emera, Inc. (CAD) ...................................       2,817,347
  220,400 ITC Holdings Corp. (a) ..............................      19,941,792
   25,000 Northeast Utilities .................................       1,027,000

                        See Notes to Financial Statements                 Page 5

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2013

  SHARES                       DESCRIPTION                           VALUE
--------- -----------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

          ELECTRIC UTILITIES (CONTINUED)
  257,600 NRG Yield, Inc., Class A ............................  $    9,312,240
                                                                 --------------
                                                                     33,098,379
                                                                 --------------

          GAS UTILITIES - 5.7%
   48,300 Atmos Energy Corp. (a) ..............................       2,146,935
  137,300 Laclede Group, Inc. (a) .............................       6,330,903
  362,323 Questar Corp.........................................       8,159,514
  490,730 UGI Corp.............................................      19,756,790
                                                                 --------------
                                                                     36,394,142
                                                                 --------------

          MULTI-UTILITIES - 7.8%
  242,043 Dominion Resources, Inc..............................      15,711,011
  197,200 National Grid PLC, ADR ..............................      12,494,592
  685,700 NiSource, Inc........................................      21,681,834
                                                                 --------------
                                                                     49,887,437
                                                                 --------------

          OIL, GAS & CONSUMABLE FUELS - 26.6%
  280,281 Enbridge Energy Management, LLC (a) (b) .............       8,004,825
  226,700 Enbridge Income Fund Holdings, Inc. (CAD) ...........       4,885,822
  156,430 Enbridge, Inc........................................       6,466,816
  200,000 Inter Pipeline, Ltd. (CAD) ..........................       4,784,716
  177,480 Keyera Corp. (CAD) ..................................      10,259,114
  631,789 Kinder Morgan Management, LLC (a) (b) ...............      48,376,084
  495,600 Kinder Morgan, Inc...................................      17,613,624
  299,000 Pembina Pipeline Corp. (CAD) ........................       9,497,200
  332,950 Spectra Energy Corp..................................      11,170,473
  475,991 TransCanada Corp.....................................      21,129,240
  773,158 Williams (The) Cos., Inc.............................      27,230,625
                                                                 --------------
                                                                    169,418,539
                                                                 --------------

          REAL ESTATE INVESTMENT TRUSTS - 0.4%
  372,512 CorEnergy Infrastructure Trust ......................       2,574,058
                                                                 --------------
          TOTAL COMMON STOCKS .................................     291,372,555
          (Cost $237,839,833)                                    --------------

          TOTAL INVESTMENTS - 152.3% ..........................     970,516,335
          (Cost $574,923,285) (c)                                --------------


NUMBER OF
CONTRACTS                      DESCRIPTION                           VALUE
--------- -----------------------------------------------------  --------------
CALL OPTIONS WRITTEN - (0.3%)

          Dominion Resources, Inc. Calls
    1,240 @ $62.50 due January 2014 ...........................        (359,600)
    1,110 @  65.00 due January 2014 ...........................        (144,300)
                                                                 --------------
                                                                       (503,900)
                                                                 --------------
          Enbridge, Inc. Call
      500 @  45.00 due January 2014 ...........................          (6,250)
                                                                 --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2013


NUMBER OF
CONTRACTS                      DESCRIPTION                           VALUE
--------- -----------------------------------------------------  --------------
CALL OPTIONS WRITTEN (CONTINUED)

          Kinder Morgan, Inc. Calls
    2,875 @ $42.50 due December 2013 ..........................  $       (5,750)
    1,100 @  42.50 due January 2014 ...........................          (1,100)
      900 @  40.00 due March 2014 .............................         (26,100)
                                                                 --------------
                                                                        (32,950)
                                                                 --------------
          National Grid PLC, ADR Calls
      500 @  60.00 due December 2013 ..........................        (172,500)
      200 @  65.00 due March 2014 .............................         (11,200)
                                                                 --------------
                                                                       (183,700)
                                                                 --------------
          NiSource, Inc. Calls
    2,000 @  33.00 due December 2013 ..........................         (10,000)
      894 @  31.00 due January 2014 ...........................         (96,105)
    1,444 @  32.00 due January 2014 ...........................         (75,810)
    2,500 @  34.00 due April 2014 .............................         (93,750)
                                                                 --------------
                                                                       (275,665)
                                                                 --------------
          Northeast Utilities Call
      250 @  45.00 due January 2014 ...........................          (3,750)
                                                                 --------------

          Questar Corp. Calls
      606 @  26.00 due January 2014 ...........................          (3,030)
    3,000 @  25.00 due April 2014 .............................         (67,500)
                                                                 --------------
                                                                        (70,530)
                                                                 --------------
          Spectra Energy Corp. Calls
    1,000 @  37.00 due December 2013 ..........................          (5,000)
      781 @  39.00 due December 2013 ..........................          (2,343)
    1,500 @  36.00 due March 2014 .............................         (56,250)
                                                                 --------------
                                                                        (63,593)
                                                                 --------------
          TransCanada Corp. Calls
    2,000 @  50.00 due February 2014 ..........................         (50,000)
    1,000 @  50.00 due May 2014 ...............................         (40,000)
                                                                 --------------
                                                                        (90,000)
                                                                 --------------
          UGI Corp. Calls
    2,900 @  40.00 due January 2014 ...........................        (326,250)
    1,977 @  45.00 due January 2014 ...........................         (15,816)
                                                                 --------------
                                                                       (342,066)
                                                                 --------------
          Williams (The) Cos., Inc. Calls
      900 @  38.00 due December 2013 ..........................          (2,700)
    2,600 @  38.00 due January 2014 ...........................         (49,400)
    2,000 @  38.00 due February 2014 ..........................         (90,000)
                                                                 --------------
                                                                       (142,100)
                                                                 --------------
          TOTAL CALL OPTIONS WRITTEN ..........................      (1,714,504)
          (Premiums received $2,009,237)                         --------------

          OUTSTANDING LOAN - (32.2%) ..........................    (205,400,000)

                        See Notes to Financial Statements                 Page 7

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2013


                               DESCRIPTION                           VALUE
          -----------------------------------------------------  --------------
          NET OTHER ASSETS AND LIABILITIES - (19.8%) ..........  $ (126,090,707)
                                                                 --------------
          NET ASSETS - 100.0% .................................  $  637,311,124
                                                                 ==============


-------------------------------------------------

      (a) All or a portion of this security serves as collateral on the outstanding loan.

      (b) Non-income producing security which pays in-kind distributions in the form of additional shares.

      (c) Aggregate cost for federal income tax purposes is $531,087,053. As of November 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $440,661,441 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,232,159.

      ADR   American Depositary Receipt

      CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

-------------------------------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       ASSETS TABLE

                                                                                            LEVEL 2           LEVEL 3
                                                             TOTAL          LEVEL 1       SIGNIFICANT       SIGNIFICANT
                                                           VALUE AT         QUOTED        OBSERVABLE        UNOBSERVABLE
INVESTMENTS                                               11/30/2013        PRICES          INPUTS             INPUTS
--------------------------------------------------       -------------   -------------    -----------       ------------
Master Limited Partnerships*......................       $ 679,143,780   $ 679,143,780    $        --       $        --
Common Stocks*....................................         291,372,555     291,372,555             --                --
                                                         -------------   -------------    -----------       -----------
Total Investments.................................       $ 970,516,335   $ 970,516,335    $        --       $        --
                                                         =============   =============    ===========       ===========


                                                         LIABILITIES TABLE

                                                                                            LEVEL 2           LEVEL 3
                                                             TOTAL          LEVEL 1       SIGNIFICANT       SIGNIFICANT
                                                           VALUE AT         QUOTED        OBSERVABLE        UNOBSERVABLE
                                                          11/30/2013        PRICES          INPUTS             INPUTS
                                                         -------------   -------------    -----------       ------------
Call Options Written..............................       $  (1,714,504)  $  (1,714,504)   $        --       $        --
                                                         =============   =============    ===========       ===========

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at November 30, 2013.

Page 8                  See Notes to Financial Statements

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2013


ASSETS:
Investments, at value
   (Cost $574,923,285)......................................................    $  970,516,335
Cash .......................................................................        33,040,227
Foreign currency (Cost $131,072) ...........................................           128,864
Dividends receivable .......................................................           586,818
Prepaid expenses ...........................................................           253,010
Other assets ...............................................................             1,848
                                                                                --------------
    Total Assets............................................................     1,004,527,102
                                                                                --------------

LIABILITIES:
Outstanding loan ...........................................................       205,400,000
Deferred income taxes ......................................................       157,162,511
Options written, at value (Premiums received $2,009,237) ...................         1,714,504
Payables:
    Investment securities purchased.........................................         1,135,595
    Investment advisory fees................................................           688,602
    Income taxes............................................................           664,527
    Offering costs..........................................................           110,320
    Audit and tax fees......................................................           109,000
    Administrative fees.....................................................            56,068
    Custodian fees..........................................................            53,353
    Interest and fees on loan...............................................            50,621
    Printing fees...........................................................            33,890
    Legal fees..............................................................            24,740
    Trustees' fees and expenses.............................................             5,474
    Transfer agent fees.....................................................             3,114
    Financial reporting fees................................................               771
Other liabilities ..........................................................             2,888
                                                                                --------------
    Total Liabilities.......................................................       367,215,978
                                                                                --------------
NET ASSETS .................................................................    $  637,311,124
                                                                                ==============

NET ASSETS CONSIST OF:
Paid-in capital ............................................................    $  414,105,774
Par value ..................................................................           193,552
Accumulated net investment income (loss), net of income taxes ..............       (20,005,308)
Accumulated net realized gain (loss) on investments, written options, swap
  contracts and foreign currency transactions, net of income taxes .........       (13,246,042)
Net unrealized appreciation (depreciation) on investments, written options
  and foreign currency translation, net of income taxes ....................       256,263,148
                                                                                --------------
NET ASSETS .................................................................    $  637,311,124
                                                                                ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) .......    $        32.93
                                                                                ==============
Number of Common Shares outstanding (unlimited number of Common Shares
   has been authorized).....................................................        19,355,214
                                                                                ==============


                        See Notes to Financial Statements                 Page 9

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2013

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $338,647)........................    $   7,109,221
Interest......................................................................            4,796
                                                                                  -------------
   Total investment income....................................................        7,114,017
                                                                                  -------------
EXPENSES:
Investment advisory fees......................................................        7,764,492
Interest and fees on loan.....................................................        2,595,875
Administrative fees...........................................................          620,213
Printing fees.................................................................          140,295
Audit and tax fees............................................................          130,283
Custodian fees................................................................           80,592
Shelf offering costs..........................................................           71,048
Legal fees....................................................................           56,996
Trustees' fees and expenses...................................................           34,403
Transfer agent fees...........................................................           34,292
Financial reporting fees......................................................            9,250
Franchise tax.................................................................         (804,609)
Other.........................................................................           89,178
                                                                                  -------------
   Total expenses.............................................................       10,822,308
                                                                                  -------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES.....................................       (3,708,291)
                                                                                  -------------
   Current state income tax benefit (expense).....................    (192,910)
   Current federal income tax benefit (expense)...................  (4,933,309)
   Deferred federal income tax benefit (expense)..................   7,404,849
   Deferred state income tax benefit (expense)....................  (1,042,255)
                                                                   -----------
   Total income tax benefit (expense).........................................        1,236,375
                                                                                  -------------
NET INVESTMENT INCOME (LOSS)..................................................       (2,471,916)
                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
   Investments................................................................       33,254,818
   Written options (a)........................................................          680,928
   Swap contracts.............................................................          780,743
   Foreign currency transactions..............................................          (34,676)
                                                                                  -------------
Net realized gain (loss) before taxes.........................................       34,681,813
                                                                                  -------------
   Deferred federal income tax benefit (expense).................. (12,222,728)
                                                                   -----------
   Total income tax benefit (expense).........................................      (12,222,728)
                                                                                  -------------
Net realized gain (loss) on investments, written options, swap contracts and
   foreign currency transactions .............................................       22,459,085
                                                                                  -------------
Net change in unrealized appreciation (depreciation) before taxes on:
   Investments................................................................      123,954,764
   Written options (a)........................................................           27,436
   Foreign currency translation...............................................           (4,072)
                                                                                  -------------
Net change in unrealized appreciation (depreciation) before taxes.............      123,978,128
                                                                                  -------------
   Deferred federal income tax benefits (expense)................. (42,900,301)
   Deferred state income tax benefit (expense)....................  (1,502,721)
                                                                   -----------
   Total income tax benefit (expense).........................................      (44,403,022)
                                                                                  -------------
Net change in unrealized appreciation (depreciation) on investments, written
   options and foreign currency translation...................................       79,575,106
                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS).......................................      102,034,191
                                                                                  -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS..............    $  99,562,275
                                                                                  =============


-------------------------------------------------

(a)   Primary risk exposure is equity option contracts.


Page 10                 See Notes to Financial Statements

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            YEAR              YEAR
                                                                                            ENDED             ENDED
                                                                                         11/30/2013        11/30/2012
                                                                                        -------------     -------------

OPERATIONS:
Net investment income (loss).......................................................     $  (2,471,916)    $    (994,244)
Net realized gain (loss)...........................................................        22,459,085        23,110,591
Net change in unrealized appreciation (depreciation)...............................        79,575,106        32,046,108
                                                                                        -------------     -------------
Net increase (decrease) in net assets resulting from operations....................        99,562,275        54,162,455
                                                                                        -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain..................................................................       (28,639,331)     (24,121,463)
Return of capital..................................................................        (8,528,464)      (4,687,903)
                                                                                        -------------     -------------
Total distributions to shareholders................................................       (37,167,795)     (28,809,366)
                                                                                        -------------     -------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offerings...........................        92,870,400        70,272,000
Proceeds from Common Shares reinvested.............................................           661,890           733,281
Offering costs.....................................................................          (165,000)         (135,000)
                                                                                        -------------     -------------
Net increase (decrease) in net assets resulting from capital transactions..........        93,367,290        70,870,281
                                                                                        -------------     -------------
Total increase (decrease) in net assets............................................       155,761,770        96,223,370

NET ASSETS:
Beginning of period................................................................       481,549,354       385,325,984
                                                                                        -------------     -------------
End of period......................................................................     $ 637,311,124     $ 481,549,354
                                                                                        =============     =============
Accumulated net investment income (loss), net of income taxes......................     $ (20,005,308)    $ (17,533,392)
                                                                                        =============     =============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................        16,534,978        14,109,563
Common Shares sold through shelf offerings.........................................         2,800,000         2,400,000
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........            20,236            25,415
                                                                                        -------------     -------------
Common Shares at end of period.....................................................        19,355,214        16,534,978
                                                                                        =============     =============


                        See Notes to Financial Statements                Page 11

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations......           $    99,562,275
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
   Purchases of investments.................................................       (319,269,516)
   Sales, maturities and paydowns of investments............................        229,082,763
   Proceeds from written options............................................          6,033,920
   Amount paid to close written options.....................................         (2,908,128)
   Return of capital received from investment in MLPs.......................         35,567,612
   Net realized gain/loss on investments and options........................        (33,935,746)
   Net change in unrealized appreciation/depreciation on investments
      and options...........................................................       (123,982,200)

CHANGES IN ASSETS AND LIABILITIES:
   Decrease in dividends receivable ........................................            218,497
   Increase in prepaid expenses.............................................           (200,475)
   Increase in interest and fees on loan payable............................             39,447
   Decrease in income tax payable...........................................         (1,041,790)
   Increase in investment advisory fees payable.............................            163,475
   Increase in legal fees payable...........................................              4,156
   Increase in printing fees payable........................................              5,597
   Increase in administrative fees payable..................................             14,238
   Increase in custodian fees payable.......................................             41,875
   Decrease in transfer agent fees payable..................................             (2,911)
   Decrease in Trustees' fees and expenses payable..........................               (616)
   Increase in deferred income tax payable..................................         50,263,122
   Decrease in other liabilities............................................             (4,886)
                                                                                ---------------
CASH USED IN OPERATING ACTIVITIES...........................................                            $   (60,349,291)
                                                                                                        ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net realized gain..............        (28,639,331)
   Distributions to Common Shareholders from return of capital..............         (8,528,464)
   Proceeds of Common Shares sold, net of offering costs....................         92,737,546
   Proceeds of Common Shares reinvested.....................................            661,890
   Proceeds from borrowing..................................................         40,000,000
   Repayment of borrowing...................................................         (5,000,000)
                                                                                ---------------
Cash flows provided by financing activities.................................                                 91,231,641
                                                                                                        ---------------
Increase in cash and foreign currency (a)...................................                                 30,882,350
Cash and foreign currency at beginning of period............................                                  2,286,741
                                                                                                        ---------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD..................................                            $    33,169,091
                                                                                                        ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...........................                            $     2,556,428
                                                                                                        ===============
Cash paid during the period for taxes.......................................                            $     5,363,434
                                                                                                        ===============

-------------------------------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(4,072).

Page 12                 See Notes to Financial Statements

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR             YEAR              YEAR            YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                                 11/30/2013       11/30/2012        11/30/2011      11/30/2010       11/30/2009
                                               --------------    -------------    -------------    -------------    -------------
Net asset value, beginning of period .........   $     29.12      $     27.31      $     25.95      $     20.20      $     14.68
                                                 -----------      -----------      -----------      -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a) .............         (0.14)           (0.07)           (0.25)           (0.07)           (0.24)
Net realized and unrealized gain (loss).......          6.01             3.70             3.45 (b)         7.51             7.43
                                                 -----------      -----------      -----------      -----------      -----------
Total from investment operations .............          5.87             3.63             3.20             7.44             7.19
                                                 -----------      -----------      -----------      -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain ............................         (1.60)           (1.64)           (0.68)           (0.27)           (0.35)
Return of capital ............................         (0.47)           (0.32)           (1.19)           (1.52)           (1.41)
                                                 -----------      -----------      -----------      -----------      -----------
Total distributions to Common Shareholders ...         (2.07)           (1.96)           (1.87)           (1.79)           (1.76)
                                                 -----------      -----------      -----------      -----------      -----------
Premiums from shares sold in Common
  Share offering .............................          0.01             0.14             0.03             0.10             0.09
                                                 -----------      -----------      -----------      -----------      -----------
Net asset value, end of period ...............   $     32.93      $     29.12      $     27.31      $     25.95      $     20.20
                                                 ===========      ===========      ===========      ===========      ===========
Market value, end of period ..................   $     32.38      $     30.69      $     27.45      $     26.30      $     22.30
                                                 ===========      ===========      ===========      ===========      ===========
TOTAL RETURN BASED ON NET ASSET VALUE (c) ....         20.41%           14.01%           12.61% (d)       38.65%           51.03%
                                                 ===========      ===========      ===========      ===========      ===========
TOTAL RETURN BASED ON MARKET VALUE (c) .......         12.34%           19.50%           11.73%           27.29%           70.20%
                                                 ===========      ===========      ===========      ===========      ===========
-------------------

Net assets, end of period (in 000's) .........   $   637,311      $   481,549      $   385,326      $   291,189      $   136,520
Portfolio turnover rate ......................            25%              26%              16%              20%              43%
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income
   taxes (e) .................................         11.34%            9.49%            8.70%           20.24%           25.79%
Excluding current and deferred income
   taxes .....................................          1.85%            2.25%            2.41%            2.71%            3.32%
Excluding current and deferred income
   taxes and interest expense ................          1.41%            1.79%            1.91%            1.98%            2.32%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS:
Net investment income (loss) ratio before tax
   expenses ..................................         (0.64)%          (0.36)%          (1.40)%          (0.47)%          (2.37)%
Net investment income (loss) ratio including
   tax expenses (e)...........................        (10.12)%          (7.59)%          (7.69)%         (17.99)%         (24.84)%
Senior Securities:
Total loan outstanding (in 000's) ............   $   205,400      $   170,400        $ 137,900      $    90,000      $    45,000
Asset coverage per $1,000 senior
   indebtedness (f)...........................   $     4,103          $ 3,826          $ 3,794      $     4,235      $     4,034

--------------------

(a)   Based on average shares outstanding.

(b)   Reimbursement from the Sub-Advisor represents less than $0.01.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) During the year ended November 30, 2011, the Sub-Advisor reimbursed the Fund $74,357 in connection with a trade error. The reimbursement received from the Sub-Advisor had no effect on the Fund's total return for Common Shares.

(e) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(f) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

                        See Notes to Financial Statements                Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                               NOVEMBER 30, 2013


                                1. ORGANIZATION

First Trust Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEN on the NYSE MKT.

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") believes offer opportunities for income and growth. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

On March 11, 2013, the Fund's Board of Trustees approved a change to certain of the Fund's investment strategies. The Fund's investment strategies are non-fundamental policies of the Fund and require 60 days' prior written notice to shareholders before they can be changed by the Board without receiving shareholder approval. Notice was provided to shareholders on March 29, 2013. As such, on or about, May 29, 2013, the following Fund investment strategy became effective:

      o The Fund may enter into total return swaps, credit default swaps or other types of swaps, options, forwards, combinations thereof, and related derivatives for investment purposes or as a risk management tool.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, deferred income taxes and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's securities will be valued as follows:

      Common stocks, MLPs and other securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

      Securities traded in the over-the-counter market are valued at the mean of the bid and asked prices, if available, and otherwise at the closing bid price.

      Swaps are valued utilizing quotations provided by a third party pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

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                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                               NOVEMBER 30, 2013

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2013, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock of energy companies held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write
(sell) is limited by the amount of common stock of energy companies the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) before taxes on written options" on the Statement of Operations.

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                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                               NOVEMBER 30, 2013

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SWAP AGREEMENTS:

The Fund may enter into total return equity swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties ("Counterparties") on specified dates (settlement dates) where the cash flows are based on agreed-upon prices, rates, etc. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund's maximum equity price risk to meet its future payments under swap agreements outstanding is equal to the total notional amount. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in "Swap contracts, at value" on the Statement of Assets and Liabilities. At November 30, 2013, there were no swap contracts outstanding.

In a typical total return equity swap agreement, one party agrees to pay another party the return on a security or basket of securities in return for payment of a specified interest rate. By entering into total return equity swaps, the Fund can gain exposure to a security without actually purchasing the underlying asset. Total return equity swap agreements expose the Fund to the same equity price risk as it would have if the underlying equity securities were purchased, as well as the risk that the performance of the security, including any dividends, will not exceed the interest that the Fund will be committed to pay under the swap. The Fund entered into a total return equity swap agreement on June 24, 2013, and sold it on September 17, 2013. Gain or loss on swaps is presented separately as "Net realized gain (loss) before taxes on swap contracts" on the Statement of Operations. The average volume of total return equity swaps was $4,355,967 for the period June 24, 2013 to September 17, 2013.

D. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

E. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.

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                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                               NOVEMBER 30, 2013

Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will generally be taxed as a capital gain.

Distributions of $28,639,331 paid during the year ended November 30, 2013, are anticipated to be characterized as taxable dividends for federal income tax purposes. These amounts may be eligible to be taxed as qualified dividend income at the reduced capital gains tax rates, subject to shareholder holding period requirements. The remaining $8,528,464 in distributions paid during the year ended November 30, 2013, is expected to be return of capital. However, the ultimate determination of the character of the distributions will be made after the 2013 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

F. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the year ended November 30, 2013, distributions of $36,016,257 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes consists of the following:

Current federal income tax benefit (expense)......  $    (4,933,309)
Current state income tax benefit (expense)........         (192,910)
Current foreign income tax benefit (expense)......               --
Deferred federal income tax benefit (expense) ....      (47,718,180)
Deferred state income tax benefit (expense) ......       (2,544,976)
                                                    ---------------
Total income tax benefit (expense) ...............  $   (55,389,375)
                                                    ===============

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At November 30, 2013, the Fund does not have a net operating loss carryforward. The Fund's 2013 income tax provision includes a full valuation allowance against the deferred tax assets associated with the state net operating loss. Components of the Fund's deferred tax assets and liabilities as of November 30, 2013 are as follows:

Deferred tax assets:
Federal net operating loss........................  $            --
State net operating loss..........................        1,392,852
Federal benefit of deferred state income tax
   liability .....................................        1,878,426
Capital loss carryforward.........................               --
Other ............................................          203,650
                                                    ---------------
Total deferred tax assets.........................        3,474,928
Less: valuation allowance.........................       (1,392,852)
                                                    ---------------
Net deferred tax assets...........................  $     2,082,076
                                                    ===============
Deferred tax liabilities:
Unrealized gains on investment securities.........  $  (159,244,587)
                                                    ---------------
Total deferred tax liabilities....................     (159,224,587)
                                                    ---------------
Total net deferred tax liabilities................  $  (157,162,511)
                                                    ===============

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                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                               NOVEMBER 30, 2013


Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate..........  $    54,233,078
State income taxes, net ..........................          996,427
Change in valuation allowance.....................          251,692
Other ............................................          (91,822)
                                                    ---------------
Total.............................................  $    55,389,375
                                                    ===============

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2010, 2011, 2012 and 2013 remain open to federal and state audit. As of November 30, 2013, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

H. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) before taxes on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) before taxes on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) before taxes on investments" on the Statement of Operations.

I. ACCOUNTING PRONOUNCEMENTS:

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is currently evaluating the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, an affiliate of the Sub-Advisor. In addition, as of November 29, 2012, FTCP purchased a preferred interest in the Sub-Advisor. The preferred interest is non-voting and does not share in the profits or losses of the Sub-Advisor. The Sub-Advisor may buy back any or all of FTCP's preferred interest at any time and FTCP may sell back to the Sub-Advisor up to 50% of its preferred interest on or after July 29, 2014 and any or all of its preferred interest after November 29, 2015.

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                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                               NOVEMBER 30, 2013

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended November 30, 2013, were $319,194,045 and $229,082,763, respectively.

Written option activity for the Fund was as follows:

                                                     NUMBER
                                                       OF
WRITTEN OPTIONS                                     CONTRACTS       PREMIUMS
--------------------------------------------------------------------------------
Options outstanding at November 30, 2012...           23,896     $  1,113,506
Options Written............................          114,701        6,033,920
Options Expired............................         (51,769)      (2,810,672)
Options Exercised..........................         (35,976)      (1,549,133)
Options Closed.............................         (15,075)        (778,384)
                                                  ----------     ------------
Options outstanding at November 30, 2013...         35,777       $  2,009,237
                                                  ==========     ============


                                 5. BORROWINGS

The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP"). Effective May 7, 2013, the maximum commitment amount was increased from $200,000,000 to $230,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days' prior notice. The borrowing rate under the facility on the floating rate financing amount is equal to the 1-month LIBOR plus 70 basis points. Effective July 24, 2013, $52,500,000 of the commitment was converted to fixed-rate financing of 3.38% for a ten year period and on October 8, 2013, an additional $50,200,000 of the commitment was converted to fixed-rate financing of 3.38% for a ten year period. In addition, under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

The average amount outstanding for the year ended November 30, 2013 was $192,923,288, with a weighted average interest rate of 1.23%. As of November 30, 2013, the Fund had outstanding borrowings of $205,400,000 under this committed facility agreement. On the floating rate financing amount, the high and low annual interest rates for the year ended November 30, 2013, were 0.92% and 0.86%, respectively. The weighted average interest rate at November 30, 2013, was 2.12%.

                           6. COMMON SHARE OFFERINGS

The Fund entered into an underwriting agreement with the Advisor, the Sub-Advisor, Morgan Stanley & Co., Citigroup Global Markets, Inc. and RBC Capital Markets, LLC and other underwriters on April 30, 2013, and July 26, 2012, pursuant to which 2,800,000 and 2,400,000 Common Shares were sold, respectively.

Offering costs for the years ended November 30, 2013 and 2012 of $165,000 and $135,000, respectively, related to the issuance of the Common Shares in the offering were charged to paid-in capital when the shares were issued. The Fund used the net proceeds from the sales of the Common Shares in accordance with its investment objective and policies. Transactions for the years ended November 30, 2013 and 2012 related to the public offering are as follows:

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--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                               NOVEMBER 30, 2013

                             COMMON                                                   NET PROCEEDS
                             SHARES        NET PROCEEDS      NET ASSET VALUE           RECEIVED IN
                              SOLD           RECEIVED         OF SHARES SOLD    EXCESS OF NET ASSET VALUE
                            ---------      -------------     ----------------   -------------------------
Year Ended 11/30/2013       2,800,000      $  92,705,400      $  92,598,368           $     107,032
Year Ended 11/30/2012       2,400,000         70,137,000         67,949,344               2,187,656
                           ----------      -------------      -------------           -------------
                            5,200,000      $ 162,842,400      $ 160,547,712           $   2,294,688
                           ==========      =============      =============           =============

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                         8. INDUSTRY CONCENTRATION RISK

The Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities and at least 65% of its Managed Assets in equity securities of such MLPs and MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On January 9, 2014, the Fund declared a dividend of $0.53 per share to Common Shareholders of record on January 24, 2014, payable January 31, 2014.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST ENERGY INCOME AND GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Energy Income and Growth Fund (the "Fund"), including the portfolio of investments, as of November 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Energy Income and Growth Fund, as of November 30, 2013, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
January 24, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                         NOVEMBER 30, 2013 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                         NOVEMBER 30, 2013 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend Income Fund), First Trust Energy Infrastructure Fund, and First Trust High Income Long/Short Fund was held on April 17, 2013 (the "Annual Meeting"). At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Energy Income and Growth Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 14,286,676, the number of votes against was 236,938 and the number of abstentions was 2,016,215. The number of votes cast in favor of Mr. Nielson was 14,322,067, the number of votes against was 201,547 and the number of abstentions was 2,016,215. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

DERIVATIVES RISK: The Fund may enter into total return swaps, credit default swaps or other types of swaps, options, forwards and combinations thereof and related derivatives. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The Fund's ability to successfully use hedging and interest rate derivative transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions are not otherwise available to the Fund for investment purposes. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                         NOVEMBER 30, 2013 (UNAUDITED)

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions. MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Energy Income and Growth Fund (the "Fund"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Energy Income Partners, LLC (the "Sub-Advisor"), at a meeting held on June 9-10, 2013. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                         NOVEMBER 30, 2013 (UNAUDITED)

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor provides advisory services to two other closed-end funds sub-advised by the Sub-Advisor and certain separately managed accounts with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges the same advisory fee rate to the Fund and the other closed-end funds sub-advised by the Sub-Advisor and a lower advisory fee rate to the separately managed accounts. The Board noted the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board noted that the Sub-Advisor provides sub-advisory services to the other closed-end funds noted above and that the sub-advisory fee rate is the same as that received from the Advisor for the Fund. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the sub-advisory fee rate is generally lower than the fee rate charged by the Sub-Advisor to other similar clients. In addition, the Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups included only one overlapping peer fund. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different types of leverage which have different costs associated with them; (iii) most peer funds do not employ an advisor/sub-advisor management structure; and (iv) many of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. The Board also noted that certain one-time expenses related to registration and offering of additional common shares and franchise taxes paid by the Fund in 2012 affected the Fund's expense ratio relative to its peers. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was slightly above the median of the Lipper peer group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to a performance peer universe selected by Lipper and to two benchmarks. In reviewing the Fund's performance as compared to the performance of the Lipper performance peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 28, 2013 and an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period and considered the factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered, and the Board noted that overnight offerings conducted for the Fund have been accretive to the Fund's shareholders net of expenses. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board considered the ownership interest of an affiliate of the Advisor in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                         NOVEMBER 30, 2013 (UNAUDITED)

The Board considered that the Sub-Advisor's investment services expenses are primarily fixed, and that the Sub-Advisor has made recent investments in infrastructure and personnel. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisor's business as a whole, noting that the Sub-Advisor was profitable. The Board concluded that its consideration of the Advisor's profitability was more relevant. The Board considered fall-out benefits realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements, as well as its discussion with the Sub-Advisor representatives at the meeting regarding the Sub-Advisor's use and allocation of soft dollars. The Board also considered the potential fall-out benefits to the Sub-Advisor from the ownership interest of the Advisor's affiliate in the Sub-Advisor.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                         NOVEMBER 30, 2013 (UNAUDITED)

The Fund's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF           OTHER
                                                                                                 PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                   TERM OF OFFICE                                              FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND                  AND LENGTH OF             PRINCIPAL OCCUPATIONS             OVERSEEN BY       DURING PAST
POSITION WITH THE FUND                 SERVICE (2)               DURING PAST 5 YEARS                TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee       o Three-Year Term   Physician; President, Wheaton Orthopedics;     105         None
c/o First Trust Advisors L.P.                          Limited Partner, Gundersen Real Estate
120 East Liberty Drive,            o Since Fund        Limited Partnership; Member Sportsmed
  Suite 400                          Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee          o Three-Year Term   President (March 2010 to Present), Senior      105         Director of ADM
c/o First Trust Advisors L.P.                          Vice President and Chief Financial Officer                 Investor Services,
120 East Liberty Drive,            o Since Fund        (May 2007 to March 2010), ADM Services,                    Inc. and ADM
  Suite 400                          Inception         Inc. (Futures Commission Merchant)                         Investor Services
Wheaton, IL 60187                                                                                                 International
D.O.B.: 11/57

Robert F. Keith, Trustee           o Three-Year Term   President (2003 to Present), Hibs              105         Director of Trust
c/o First Trust Advisors L.P.                          Enterprises (Financial and Management                      Company of
120 East Liberty Drive,            o Since June 2006   Consulting)                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee           o Three-Year Term   President and Chief Executive Officer (June    105         Director of
c/o First Trust Advisors L.P.                          2012 to Present), Dew Learning LLC                         Covenant
120 East Liberty Drive,            o Since Fund        (Educational Products and Services);                       Transport Inc.
  Suite 400                          Inception         President (June 2002 to June 2012),
Wheaton, IL 60187                                      Covenant College
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and     o  Three-Year Term  Chief Executive Officer (December 2010         105         None
Chairman of the Board                                  to Present), President (until December
120 East Liberty Drive,            o     Since Fund    2010), First Trust Advisors L.P. and First
  Suite 400                              Inception     Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                      Board of Directors, BondWave LLC
D.O.B.: 09/55                                          (Software Development Company/
                                                       Investment Advisor) and Stonebridge
                                                       Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a Trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as Trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as Trustees until the Fund's 2016 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                         NOVEMBER 30, 2013 (UNAUDITED)

     NAME, ADDRESS     POSITION AND OFFICES         TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH         WITH FUND              LENGTH OF SERVICE          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley        President and Chief          o  Indefinite Term         Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,  Executive Officer                                       and Chief Financial Officer, First Trust Advisors
   Suite 400                                        o  President and Chief     L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                      Executive Officer       Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                          Since January 2012      Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas         Treasurer, Chief Financial   o  Indefinite Term         Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,  Officer and Chief Accounting                            President (April 2007 to January 2011), First
   Suite 400           Officer                      o  Treasurer, Chief        Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187                                      Financial Officer and
D.O.B.: 01/66                                          Chief Accounting Officer
                                                       Since January 2012

W. Scott Jardine       Secretary and Chief Legal    o  Indefinite Term         General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,  Officer                                                 First Trust Portfolios L.P. and Secretary and
   Suite 400                                        o  Since Fund Inception    General Counsel, BondWave LLC (Software
Wheaton, IL 60187                                                              Development Company/Investment Advisor);
D.O.B.: 05/60                                                                  Secretary of Stonebridge Advisors LLC
                                                                               (Investment Advisor)

Daniel J. Lindquist    Vice President               o  Indefinite Term         Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                          Senior Vice President (September 2005 to July
   Suite 400                                        o  Since December 2005     2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70

Kristi A. Maher        Chief Compliance Officer     o  Indefinite Term         Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,  and Assistant Secretary                                 and First Trust Portfolios L.P.
   Suite 400                                        o  Assistant Secretary
Wheaton, IL 60187                                      Since Fund Inception
D.O.B.: 12/66
                                                    o  Chief Compliance
                                                       Officer Since
                                                       January 2011

-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                         NOVEMBER 30, 2013 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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

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

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $91,500 for the fiscal year ended November 30, 2012, and for $122,000 the fiscal year ended November 30, 2013.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2012, and $0 for the fiscal year ended November 30, 2013.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2012, and $0 for the fiscal year ended November 30, 2013.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $38,400 for the fiscal year ended November 30, 2012, and $72,000 for the fiscal year ended November 30, 2013. These fees were for tax consultation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2012, and $0 for the fiscal year ended November 30, 2013.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2012 and $0 for the fiscal year ended November 30, 2013.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2012, and $0 for the fiscal year ended November 30, 2013.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2012, were $38,400 for the registrant and $4,120 for the registrant's investment adviser, and for the fiscal year ended November 30, 2013, were $72,000 for the registrant and $3,000 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

      (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

      (b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                      PROXY VOTING POLICIES AND PROCEDURES

If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser's fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

      o     ensuring that proxies are voted in the best interest of clients;

      o addressing material conflicts that may arise between EIP's interests and those of its clients in the voting of proxies;

      o disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client's securities;

      o describing to clients EIP's proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.


      ENGAGEMENT OF RISKMETRICS GROUP

      With the aim of ensuring that proxies are voted in the best interest of EIP clients, EIP has engaged Institutional Shareholder Services Inc. ("ISS"), formerly known as ISS, as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP has directed ISS to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.

      CONFLICTS OF INTEREST IN PROXY VOTING

      There may be instances where EIP's interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

      EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by RiskMetrics, an independent third party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with RiskMetrics's own pre-existing proxy voting guidelines.

DISCLOSURE ON HOW PROXIES WERE VOTED

      EIP will disclose to clients in its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures.

      It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP's books and records.

      PROXY MATERIALS

      EIP personnel will instruct custodians to forward to RiskMetrics all proxy materials received on securities held in EIP client accounts.

      LIMITATIONS

      In certain circumstances, where EIP has determined that it is consistent with the client's best interest, EIP will not take steps to ensure that proxies are voted on securities in the client's account. The following are circumstances where this may occur:

      *Limited Value: Proxies will not be required to be voted on securities in a client's account if the value of the client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client's account.

      *Securities Lending Program: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client's account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

      *Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

      OVERSIGHT OF POLICY

      The CCO is responsible for overseeing these proxy voting policies and procedures. In addition, the CCO will review these policies and procedures not less than annually with a view to determining whether their implementation has been effective and that they are operating as intended and in such a fashion as to maintaining EIP's compliance with all applicable requirements.



      RECORDKEEPING ON PROXIES

      In it the responsibility of EIP's CCO to ensure that the following proxy voting records are maintained:

      o     a copy of EIP's proxy voting policies and procedures;

      o a copy of all proxy statements received on securities in client accounts (EIP may rely on RiskMetrics or the SEC's EDGAR system to satisfy this requirement);

      o a record of each vote cast on behalf of a client (EIP relies on RiskMetrics to satisfy this requirement);

      o a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;

      o a copy of each written client request for information on how proxies were voted on the client's behalf or for a copy of EIP's proxy voting policies and procedures, and

      o a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP's proxy voting policies and procedures.

      The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

      For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS


Information provided as of February 3, 2014.

James Murchie, Chief Executive Officer and Founder of Energy Income Partners, LLC ("EIP" or "Sub-Advisor"), and Eva Pao, principal of EIP, are co-portfolio managers responsible for the day-to-day management of the registrant's portfolio. Both portfolio managers have served in such capacity for the Fund for 38 months.

JAMES J. MURCHIE
Founder and CEO of Energy Income Partners, LLC

Mr. Murchie founded EIP in 2003 and is the portfolio manager for all funds advised by EIP which focus on energy-related master limited partnerships, income trusts and similar securities. From 2005 to mid-2006, Mr. Murchie and the EIP investment team joined Pequot Capital Management. In July 2006, Mr. Murchie and the EIP investment team left Pequot and re-established EIP. From 1998 to 2003, Mr. Murchie managed a long/short fund that invested in energy and cyclical equities and commodities. From 1995 to 1997, he was a managing director at Tiger Management where his primary responsibilities were investments in energy, commodities and related equities. From 1990 to 1995, Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent eight years at British Petroleum in seven operating and staff positions of increasing responsibility. He has served on the board of Clark Refining and Marketing Company and as President and Treasurer of the Oil Analysts Group of New York. Mr. Murchie holds degrees from Rice University and Harvard University.

EVA PAO
Principal of Energy Income Partners, LLC

Ms. Pao has been with EIP since its inception in 2003 and is co-portfolio manager for all of the funds advised by EIP. She joined EIP in 2003, serving as Managing Director of EIP until the EIP investment team joined Pequot Capital Management. From 2005 to mid-2006, Ms. Pao served as Vice President of Pequot Capital Management. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. She received a B.A. from Rice University in 1996. She received an M.B.A. from the Harvard Business School in 2002.

LINDA LONGVILLE
Research Director

Linda Longville is a Principal of EIP serving as Research Director and CFO. Mrs. Longville has been with EIP since its inception in 2003 and during the investment team's affiliation with Pequot Capital Management. From 2001 to 2003, she served in a similar role for Law hill Capital. Prior to that Mrs. Longville held various financial, operational and management positions at industrial companies including Nations Rent and British Petroleum. She graduated from the Miami (Ohio) University with a B.A.S. in 1980 and an M.A. from Case Western Reserve University in 1985.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Information provided as of November 30, 2013.


------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                                              Total # of                    # of Accounts Managed   Total Assets for which
    Name of Portfolio          Type of         Accounts     Total Assets    for which Advisory Fee   Advisory Fee is Based
       Manager or             Accounts         Managed       (millions)          is Based on            on Performance
       Team Member                                                               Performance              (millions)
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
    1. James Murchie         Registered           5            $3,150                 0                       $0
                             Investment
                             Companies:
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                            Other Pooled
                             Investment
                             Vehicles:            3            $177.7                 3                     $177.7
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                          Other Accounts:       1627           $788.6                 1                      $4.7
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                             Registered
                             Investment
       2. Eva Pao            Companies:           5            $3,150                 0                       $0
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                            Other Pooled
                             Investment
                             Vehicles:            3            $177.7                 3                     $177.7
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                          Other Accounts:       1627           $788.6                 1                      $4.7
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                             Registered
                             Investment
   3. Linda Longville        Companies:           5            $3,150                 0                       $0
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                            Other Pooled
                             Investment
                             Vehicles:            3            $177.7                 3                     $177.7
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                          Other Accounts:       1627           $788.6                 1                      $4.7
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------


POTENTIAL CONFLICTS OF INTERESTS

The EIP investment professionals who serve as portfolio managers of the Funds also serve as portfolio managers to three private investment funds (the "Private Funds"), each of which has a performance-based fee, one open ended-mutual fund, one closed-end mutual fund, a managed ETF, and approximately 1,627 separately managed accounts and unified managed accounts, 1 of which has performance-based fees.

EIP has written policies and procedures regarding Order Aggregation and Allocation to ensure that all accounts are treated fairly and equitably and that no account is disadvantaged. EIP will generally execute client transactions on an aggregated basis when the Firm believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or avoid certain transaction costs that might have otherwise been paid had such orders been placed independently. EIP's ability to implement this may be limited by an Account's custodian, directed brokerage arrangements or other constraints limiting EIP's use of a common executing broker.

An aggregated order may be allocated on a basis different from that specified herein provided all clients received fair and equitable treatment and there is a legitimate reason for that different allocation. Reasons for deviation may include (but are not limited to): a client's investment guidelines and restrictions, available cash, liquidity requirements, leverage targets, rebalancing total risk exposure across all clients, tax or legal reasons, avoiding odd-lots or in cases when a normal allocation would result in a de minimis allocation to one or more clients.

Notwithstanding the above, due to differing tax ramifications and compliance ratios, as well as dissimilar risk constraints and tolerances, accounts with similar investment mandates may trade the same securities at differing points in time. Additionally, for the reasons noted above, certain accounts, including Funds in which EIP, its affiliates and/or employees ("EIP Funds") have a financial interest, may trade separately from other accounts and participate in transactions which are deemed to be inappropriate for other accounts with similar investment mandates. Further, during periods in which EIP intends to trade the same securities across multiple accounts, transactions for those accounts that must be traded through specific brokers and/or platforms will often be executed after those for accounts over which EIP exercises full brokerage discretion, including the EIP Funds.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Information provided as of November 30, 2013.

The portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP in relation to their ownership of EIP. The profits of EIP are influenced by the assets managed by the portfolio managers and the performance of all of the advised and sub-advised funds. While a portion of the portfolio manager's compensation is tied to incentive fees earned through the Private Funds, the portfolio managers are not incentivized to take undue risk in circumstances when the Private Funds' performance lags as their incentive fees may sometimes have a high water mark or be subject to a hurdle rate. Moreover, the Funds' portfolio managers are the principal owners of EIP and are incentivized to maximize the long-term performance of all of its advised and sub-advised funds and managed accounts.

The compensation of the portfolio team members is determined according to prevailing rates within the industry for similar positions. EIP wishes to attract, retain and reward high quality personnel through competitive compensation and positive work environment.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of November 30, 2013.


                                                 Dollar Range of Fund Shares
                                                 ----------------------------
           Name                                  Beneficially Owned
           -----                                 -------------------
           James Murchie
                                                 $0
           Eva Pao
                                                 $0
           Linda Longville                       $0




(B)      Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)             Energy Income and Growth Fund
              ----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 24, 2014
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 24, 2014
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: January 24, 2014
     --------------------

* Print the name and title of each signing officer under his or her signature.